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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                                    FORM 8-K

                                 CURRENT REPORT



PURSUANT TO SECTION 13 OF 15 (D) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) July 15, 1996
                                                         -------------
                              Dean Foods Company
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            (Exact name of registrant as specified in its charter)

        Delaware                      0-1118                 36-0984820
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(State or other jurisdiction    (Commission File No.)      (IRS Employer
   of incorporation)                                      Identification No.)

3600 N. River Road             Franklin Park, IL                  60131
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(Address of principal executive offices)                        (Zip Code)

Registrant's telephone number, including area code    (708) 678-1680
                                                      ---------------

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        (Former name or former address, if changed since last report)



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Item 5 - Other Events



                 DEAN FOODS NAMES THOMAS L. ROSE VICE CHAIRMAN


Monday, July 15, 1996--Howard M. Dean, Chairman and CEO of Dean Foods Company, announced today a realignment of the top management of Dean Foods. Mr. Thomas
L. Rose, President and COO of Dean Foods, will assume the new position of Vice
Chairman.   Mr. Dean said, "The Company will begin the search for a new
President immediately. This important change is part of the long-term succession plan for the executive leadership of Dean Foods." Mr. Dean added, "Currently three of the top officers would reach normal retirement within nine months of each other, approximately five years from now. It is now time to begin execution of our succession plan."

Until a new President is elected, Mr. Rose will continue in that capacity. At that time, Mr. Rose will assume his new responsibilities as Vice Chairman, which will include assisting in the execution of the new strategic direction program, acquisitions, restructuring projects, and the transition of his operating duties to the new President. Mr. Rose stated, "I have been with Dean Foods for over forty-one years and I look forward now to using the knowledge and experience I have gained to focus on executing our strategy and facilitating the management succession needed for the future success of Dean Foods Company."

Mr. Dean said, "Tom Rose's dedicated service and extraordinary contribution to Dean Foods, and particularly to our dairy group, has made us the number one fluid milk processor in the United States." Mr. Dean added, "We look forward to the continuing contributions which Mr. Rose will make in his new capacity."

Dean Foods is a diversified food processor and distributor with operating plants located throughout the country. Nationwide, Dean is the leading producer of dairy products, pickles and related specialty products and third in the market share for processed vegetables.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                    Dean Foods Company
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                                                      (Registrant)



Date:  July 22, 1996                            /s/ William R. McManaman
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                                                    William R. McManaman
                                                    Vice President Finance and
                                                    Chief Financial Officer
Date:  July 22, 1996
       -------------                            /s/     Dale I. Hecox
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                                                        Dale I. Hecox
                                                        Treasurer - Principal
                                                        Accounting Officer